EXHIBIT 10.7(a)

                          SCHEDULE A TO EXHIBIT 10.6(a)

The following individuals entered into Director Deferred Fee Agreements with The Ohio Valley Bank Company identified below which are identical to the Director Deferred Fee Agreement, dated December 28, 2007, between Anna P. Barnitz and The Ohio Valley Bank Company incorporated herein by reference to Exhibit 10.6(a) to Ohio Valley's Annual Report on Form 10-K for fiscal year ending December 31, 2007 (SEC File No. 0-20914).


                                            Date of
Name                                        Director Deferred Fee Agreements
----                                        --------------------------------
Steven B. Chapman                           December 28, 2007
Robert E. Daniel                            December 28, 2007
Robert H. Eastman                           December 28, 2007
Harold A. Howe                              December 28, 2007
Brent A. Saunders                           October 16, 2007
David W. Thomas                             June 17, 2008
Roger D. Williams                           December 28, 2007
Lannes C. Williamson                        December 28, 2007
Thomas E. Wiseman                           December 28, 2007